UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
January 10, 2008

Brown Shoe Company, Inc.
-------------------------------------------------
(Exact Name of Registrant as Specified in Its Charter)

New York --------------------------- (State or Other Jurisdiction of Incorporation)	001-2191 ------------------- (Commission File Number)	43-0197190 --------------------------- (IRS Employer Identification No.)

8300 Maryland Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63105 ------------------ (Zip Code)

(314) 854-4000
------------------------------------------
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                       Regulation FD Disclosure.

On January 10, Brown Shoe Company, Inc. (the "Company") issued a press release (the "Press Release") announcing that the Company’s Board of Directors authorized the repurchase up to 2.5 million shares of the Company’s Common Stock.  A copy of the Press Release is being filed as exhibit 99.1 hereto, and the statements contained therein are incorporated by reference herein.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibit

Exhibit Number	Description of Exhibits
99.1	Press Release dated January 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: January 10, 2008	By:	/s/ Michael I. Oberlander
	Name:	Michael I. Oberlander
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX
(c) Exhibit

Exhibit Number	Description of Exhibits
99.1	Press Release dated January 10, 2008